                                                                                                                       EXHIBIT 10.30

====================================================================================================================================
             LESSOR                                                                                                LEASE NUMBER

MEDIA CAPITAL ASSOCIATES, LLC
6991 EAST CAMELBACK D-202                                                                                            129936002
SCOTTSDALE AZ  85251

------------------------------------------------------------------------------------------------------------------------------------
             FULL LEGAL NAME AND ADDRESS OF LESSEE                                    SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)

INTERACTIVE TELESIS, INC.                                                          SEE SCHEDULE "A" ATTACHED HERETO AND
535 ENCINITAS #116                                                                 MADE A PART HEREOF.
ENCINITAS  CA   92024

               JOINTLY AND SEVERALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
            QUANTITY             DESCRIPTION, MODEL #, CATALOG #, SERIAL # OR OTHER IDENTIFICATION
------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT     EQUIPMENT AS DESCRIBED ON THE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF.
 LEASED


------------------------------------------------------------------------------------------------------------------------------------

EQUIPMENT
LOCATION IF     STREET ADDRESS _____________________________________________________________________________________________________
DIFFERENT
                CITY _______________________ COUNTY _______________________ STATE _______________________ ZIP ______________________
------------------------------------------------------------------------------------------------------------------------------------
                AMOUNT OF EACH PAYMENT             MONTHLY       [X]          TERM OF LEASE         NO. OF PAYMENTS        SECURITY
TERMS      (PLUS SALES TAX, IF APPLICABLE)         OTHER/SPECIFY [ ]         (NO. OF MONTHS)                                DEPOSIT

         $2,188.64                                                              36                        36           $2,188.64
------------------------------------------------------------------------------------------------------------------------------------
                                                   TERMS AND CONDITIONS OF LEASE

1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by
Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in this Lease serial numbers or other identifying data with respect to the Equipment.
====================================================================================================================================
   3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee
   acknowledges and agrees by his signature below as follows:

      (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS
   FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS
   OF THE EQUIPMENT;

      (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and the Equipment is in good condition and to Lessee's complete satisfaction;

      (c) Lessee leases the Equipment "as is" and with all faults;

      (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, household, or agricultural purposes;

      (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence. Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;

      (f) Provided Lessee is not in default under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment;

      (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and

      (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR
   RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.
                                                                                                                  ------------------
                                                                                                                    INITIALS
                                    The parties have specifically negotiated and agreed to the foregoing paragraph
                                                                                                                  ------------------
====================================================================================================================================

4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

   LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER
CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE
EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

6. COMMENCEMENT; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, any
Schedules hereto and any extensions hereof. Rental payments shall be in the amounts and frequency as set forth on the face of this
Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in an amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. The rental period under the Lease shall terminate following the last day of the terms stated on the face hereof or in any Schedule hereto unless such Lease or Schedule has been extended or otherwise modified. Lessor shall have no obligation to Lessee under this Lease if the Equipment, for whatever reason, is not delivered to Lessee within ninety (90) days after Lessee signs this Lease. Lessor shall have no obligation to Lessee under this Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee
acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE.

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE.

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN
AGENT OF LESSOR. NO BROKER OR SUPPLIER NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER
ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR
ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM
LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

7. CHOICE OF LAW. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business listed above and shall be interpreted in accordance with the laws and regulations of the state of Lessor's principal place of business.

   Lessee agrees to jurisdiction in the state of Lessor's principal place of business listed above in any action, suit or proceeding regarding this Lease, and concedes that it, and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this Lease. In the event of any legal action with regard to this lease or the equipment covered hereby, Lessee agrees that venue may be laid in the County of Lessor's principal place of business.

         LESSEE:  INTERACTIVE TELESIS, INC.                                        LESSOR:  MEDIA CAPITAL ASSOCIATES, LLC

/s/ DONALD E. CAMERON               DATE  9-7-99                             /s/ SAMANTHA BUSH                   DATE 10-25-99
    -------------------------------      --------                                -------------------------------      --------
    DONALD E. CAMERON, PRESIDENT

                                    DATE
    -------------------------------      --------

------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE "A"
                               EQUIPMENT SCHEDULE


THIS SCHEDULE is attached hereto and made part of that certain Equipment Lease
Agreement, number        , ("Lease") between Media Capital Associates, L.L.C.,
as Lessor, and Interactive Telesis, Inc., as Lessee;

LOCATION: 10180 TELESIS COURT 5TH FLOOR COMPUTER ROOM, SAN DIEGO CA 92421

VENDOR: PARAGON VOICE SYSTEM  12625 HIGH BLUFF DR STE 302 SAN DIEGO, CA 92130

6  DIALOGIC D/240PCI-T1 BOARDS  SERIAL #FA003953 #FA003954 #FA003955 #FA003956
   #FA003957

VENDOR: DELL COMPUTER CORP  ONE DELL WAY, ROUND ROCK, TX 78682


2    POWEREDGE 4350, 500 MHZ, /512K PIIIK, REDUNDANT POWER, BASE SERIAL #4WOVA
     #4WOVU
2    MOUSE OPTION NONE
2    RACK RAILS FOR DELL POWEREDGE 4350/6350 FACTORY INSTALL
2    NO KEYBOARD OPTION FACTORY INSTALL
2    USER + INSTALL/TROUBLESHOOTING GUIDE, FOR DELL POWEREDGE 4350 FACTOR INSTALL
2    1GB SDRAM, 2 X 512MB DIMMS, FACTORY INSTALL
2    DELL POWEREDGE 1300/2300/4300/4350/500MHZ/512KP3,SECOND PROCESSOR, FACTORY
     INSTALL MONITOR OPTION - NONE
2    17/40X, SCSI CD ROM INTERNAL, BLACK FOR DELL POWEREDGE 2300/2400/4350/6350
2    MONITOR OPTION - NONE
2    CONFIG #4, RAID 1 (PERC2/SC), FOR DELL POWEREDGE 4350, FACTORY INSTALL
2    1.44MB, 3.5" FLOPPY DRIVE, FOR DELL POWEREDGE 4350/6350 FACTORY INSTALL
2    9.1GB, LVD, SCSI, HARD DRIVE 7200 RPM 1, DELL POWEREDGE 6300 FACTORY
     INSTALL
2    9.1GB, LVD, SCSI, HARD DRIVE 7200 RPM 1, DELL POWEREDGE 6300 FACTORY
     INSTALL
2    PERC2/SC SINGLE CHANNEL RAID CARD, 16MB CACHE, CABLED TO BACKPLANE, FOR
     DELL POWEREDGE 4350/6350, FACTORY INSTALL
2    READYWARE INSTALLATION FEE
2    NO OPERATING SYSTEM, CONTAINS UTILITY PARTITION
2    2 EACH, INTEL PRO 100 PLUS ETHERNET NETWORK CARDS, V3.1, FOR DELL POWEREDGE
     4300/6300
2    NEXT BUSINESS DAY, ON-SITE SERVICE CONTRACT INITIAL YEAR, WANG
2    NEXT BUSINESS DAY, PARTS DELIVERY SERVICE YEARS 2 & 3 INCLUDED
2    BUSINESSCARE INITIAL YEAR DIRECT LINE - ADVANCED NETWORK OPERATING SYSTEM
     PHONE SUPPORT
     QUANTITY 5 RESOLUTIONS
2    CLUSTER KIT, INTERCONNECT CABLE AND DOCUMENTATION, SE100 CUSTOMER INSTALL
6    DIMENSION XPS T450MHZ, PENTIUM III MINITOWER CASE WITH 512K CACHE SERIAL
     #4PA8T #4PA8U #4PA8V #4PA8W #4PA8X #4PA8Y
6    MS INTELLIMOUSE, FACTORY INSTALL
6    DELL MOUSE PAD
6    DELL QUIET KEY, FACTORY INSTALL
6    256MB, SDRAM MEMORY, FACTORY INSTALL
6    40X MAX VARIABLE CD ROM, FACTORY INSTALL
6    VIDEO READY OPTION W/O MONITOR
6    8MB ATI XPERT 98D 3D AGP GRAPHICS CARD, FACTORY INSTALL
6    9.1GB ULTRA ATA HARD DRIVE, 7200RPM, FACTORY INSTALL
6    3.5" FLOPPY DRIVE
6    MCAFEE VIRUSSCAN 4.02, CD, ENGLISH FACTORY INSTALL
6    MICROSOFT WINDOWS NT4.0
6    3COM 3C905C-TXM 10/100 REMOTE WAKEUP NETWORK CARD
6    MS OFFICE SBE 2000, CD WITH DOCUMENTATION, US ENGLISH, OEM PACKAGE
6    MS OFFICE INTERNET EXPLORER 5.0
6    MS BOOKSHELF 2000, CD& DOCS ENGLISH
1    DIMENSION XPS T450MHZ, 256 RAM, 13.6 GB HD, WIN NT SERIAL #4PI9N
1    MS INTELLIMOUSE
1    MOUSEPAD
1    DELL QUIET KEY
1    256MB, SDRAM MEMORY

 1   40X MAX VARIABLE CD ROM
 1   VIDEO READY OPTION W/O MONITOR
 1   8MB ATI XPERT 98D 3D AGP, GRAPHIC CARD
 1   13GB ULTRA ATA HARD DRIVE 5400 RPM FACTORY INSTALL
 1   3.5 FLOPPY DRIVE
 1   MCAFEE VIRUSSCAN 4.02 CD ENGLISH
 1   MICROSOFT WINDOWS NT 4.0
 1   3COM 3C905C-TXM 10/100 REMOTE WA\KEUP NETWORK CARD
 1   MS OFFICE SBE 2000, CD WITH DOCUMENTATION, US ENGLISH, OEM PACKAGE
 1   MS OFFICE INTERNET EXPLORER 5.0
 1   MS OFFICE BOOKSHELF 2000, CD AND DOCS ENGLISH
 1   SERVER RAILS ONLY /FOR DELL POWEREDGE 4300/6300

VENDOR:   GRAYBAR

 3   55053-503 7X19 INCH RACK
 5   46383-503 7X23 INCH RACK
 9   12096-503 DOUBLE VERTICAL CABLE MANAGEMENT 4IN WIDE
 6   10250-112 UNIVERSAL CABLE RUNAWAY 12X10
 6   11421-112 WALL ANGLE SUPPORT KIT FOR LADDER RACK
 4   11301-001 BUTT SPLICE BRACKET
 5   11302-001 CORNER JUNCTION SPLICE KIT
10   10595-012 TOP MOUNTING PLATE 3
 3   41050-519 RACK BASE DUST COVER
 3   11164-519 19" RACK SHELF
15   11164-523 23" RACK SHELF
 2   11349-519 19" CPU TIE DOWN
 8   12070-701 70" NON-SURGE POWER STRIP (11 OUTLETS)

LOCATION: 535 ENCINITAS #116, ENCINITAS, CA 92024

VENDOR:   DELL COMPUTER CORP  ONE DELL WAY, ROUND ROCK, TX 78682

 1   DIMENSION XPS T450MHZ, 128 RAM, 13.6 GB HD, WIN 98 SERIAL #4P19K
 1   MS INTELLIMOUSE
 1   MOUSEPAD
 1   DELL QUIET KEY
 1   128MB, SDRAM MEMORY
 1   40X MAX, VARIABLE CD ROM
 1   VIDEO READY OPTION W/O MONITOR
 1   16MB DIAMOND VIPER NVIDIA TNT AGP GRAPHICS CARD,
 1   13GB ULTRA ATA HARDDRIVE 5400RPM
 1   3.5 FLOPPY DRIVE
 1   MCAFEE VIRUSSCAN 4.02, CD
 1   WINDOWS 98 SECOND EDITION
 1   3COM 3C905C-TXM 10/100 REMOTE WAKEUP NETWORK CARD
 1   MS OFFICE PRO 2000 CD, WITH DOC US ENGLISH, OEM PACKAGE
 1   MS OFFICE INTERNET EXPLORER 5.0 FOR OFFICE

Lessee hereby certifies that the description of personal property set forth above constitutes an accurate account of the Equipment, as such is defined in the Lease Agreement of which this Schedule is a part.

Lessee:   Interactive Telesis, Inc.     Lessor:   Media Capital Associates, LLC

By:       /s/ DONALD E. CAMERON         By:       /s/ SAMANTHA BUSH
          ----------------------------            ----------------------------
          Donald E. Cameron

Title:    President                     Title:    Operations Mgr.
          ----------------------------            ----------------------------

Date:     9-7-99                        Date:     10-25-99
          ----------------------------            ----------------------------


                                  Page 2 of 2